UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 24, 2004

Date of Report

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	94-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

(305) 559-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

At November 30, 2003, Lennar Corporation’s obligations under certain debt instruments were guaranteed by substantially all of Lennar’s subsidiaries, other than subsidiaries primarily engaged in mortgage or title reinsurance activities or foreign subsidiaries. Note 17 to the consolidated financial statements included in Lennar’s Annual Report on Form 10-K for the year ended November 30, 2003, contained supplemental financial information about those guarantor subsidiaries. In March and April 2004, Lennar issued senior floating-rate notes due 2009 that were guaranteed by all those guarantor subsidiaries, other than subsidiaries that were formed or acquired after October 9, 2001. Subsidiaries formed or acquired after October 9, 2001 will not guarantee the senior floating-rate notes due 2009 unless and until their guarantees are registered under the Securities Act of 1933, as amended.

Lennar’s consolidated financial statements at November 30, 2003 and 2002, and for each year in the three year period ended November 30, 2003, have been revised to (a) add disclosure in Note 17 describing the issuance of the senior floating-rate notes due 2009, and (b) provide separate supplemental financial information about the subsidiaries that guaranteed those notes (i.e., all of Lennar’s subsidiaries, other than subsidiaries primarily engaged in mortgage or title reinsurance activities or foreign subsidiaries, and other than subsidiaries formed or acquired after October 9, 2001). Those consolidated financial statements, together with the report of independent registered public accounting firm regarding them, are Exhibit 99.1 to this Report.

Note 14 to the condensed consolidated financial statements included in Lennar’s quarterly report on Form 10-Q for the period ended May 31, 2004, contained supplemental financial information at May 31, 2004 and November 30, 2003, and for the three and six month periods ended May 31, 2004 and 2003 about (a) all the guarantor subsidiaries, other than those formed or acquired after October 9, 2001 (i.e., the guarantors of the senior floating-rate notes due 2009), (b) the guarantor subsidiaries formed or acquired after October 9, 2001, and (c) all the guarantor subsidiaries (i.e., all the guarantors of debt instruments, including the guarantor subsidiaries that were not guarantors of the senior floating-rate notes due 2009). However, that supplemental financial information was in a different format from that of the information in Note 17 to the consolidated financial statements filed as Exhibit 99.1 to this Report. The supplemental financial information regarding guarantor subsidiaries at May 31, 2004 and November 30, 2003 and for the three and six months ended May 31, 2004 and 2003, in the same format as that of the information in Note 17 to the consolidated financial statements filed as Exhibit 99.1, is Exhibit 99.2 to this Report.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of independent registered public accounting firm.

99.1	Consolidated financial statements at November 30, 2003 and 2002 and for each year in the three year period ended November 30, 2003, together with the report of independent registered public accounting firm.

99.2	Supplemental financial information at May 31, 2004 and November 30, 2003 and for the three and six months ended May 31, 2004 and 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2004	Lennar Corporation
(Registrant)

	By:	/s/ Bruce E. Gross
	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of independent registered public accounting firm.

99.1	Consolidated financial statements at November 30, 2003 and 2002 and for each year in the three year period ended November 30, 2003, together with the report of independent registered public accounting firm.

99.2	Supplemental financial information at May 31, 2004 and November 30, 2003 and for the three and six months ended May 31, 2004 and 2003.